Filed pursuant to Rule 497(e)
Registration Nos. 333-191807; 811-22899

October 29, 2014

Supplement to the Prospectus dated December 31, 2013
(as supplemented)

For

Capital Guardian Funds Trust (the “Trust”)

Under normal circumstances, 25% or more of the Capital Guardian Core Balanced Fund’s total assets will consist of fixed income securities. Effective immediately, the Trust is making the following clarifications to the definition of “equity” security, as well as the definition of “fixed income” security, for the purposes of the 25% investment requirement.

Equity securities in which the Fund may invest include common stock, convertible securities, and American Depositary Receipts (“ADRs”).

The Fund’s investments in fixed income securities consist primarily of investment grade preferred stocks, corporate bonds and U.S. Government agency securities.

Please contact the Trust at 1-855-460-2838 if you have any questions.

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Please retain this supplement for future reference.